NuScale Power Reports Third Quarter 2024 Results • Proceeding with Fluor’s Phase 2 Front-End Engineering and Design (FEED Phase 2) study for the RoPower Doicești small modular reactor (SMR) power plant • Robust business development activity including advancements with prospective data center/artificial intelligence (AI) customers • Supply chain partner Doosan Enerbility making progress producing the first NuScale Power ModulesTM CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, today announced results for the third quarter ended September 30, 2024. “As energy demand grows, the world’s largest technology companies are urgently seeking sources of secure, clean, reliable nuclear power, and NuScale is uniquely positioned to serve their needs for uninterrupted energy,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “NuScale’s SMR technology is ready for near-term deployment to support the growth of AI and other power-intensive technologies. We are the sole SMR technology approved by the U.S. Nuclear Regulatory Commission, have modules currently in production with supply chain partner Doosan Enerbility, and are seeing interest like never before.” Hopkins continued, “We signed a contract with Fluor to proceed with RoPower’s FEED Phase 2 study for the Doicești SMR power plant in Romania, which will be the first of its kind in Europe.” Financial Update During the third quarter of 2024: • NuScale ended the third quarter with cash, cash equivalents and short-term investments of $161.7 million ($5.1 million of which is restricted), and no debt. At the end of the second quarter of 2024, the Company had cash and equivalents of $136.0 million ($5.1 million of which was restricted), and no debt. • NuScale reported $0.5 million in revenue and a net loss of $45.5 million. In the prior year period, the Company reported revenue of $7.0 million and a net loss of $58.3 million. • Net loss in the quarter included a non-cash expense of $7.2 million related to the fair value of warrants outstanding, while in the same period in the prior year, the Company reported non-cash income of $11.1 million related to the fair value of our warrants.

• Operating expense was $41.2 million compared to $93.9 million in the year- earlier period. The year-over-year reduction in operating expense of $52.7 million reflects the Company’s actions to reduce costs and operate more efficiently. • NuScale reported an operating loss of $41.0 million, compared to an operating loss of $92.9 million in the year-earlier period. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Events & Presentations page. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements and Summary of Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023 and under similar headings in subsequent filings with the U.S. Securities and Exchange Commission. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Link to PDF: Download the UNAUDITED Consolidated Balance Sheet, Statements of Operations, and Statements of Cash Flows

Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com

UNAUDITED NuScale Power Corporation Condensed Consolidated Balance Sheet (in thousands, except share and per share amounts) September 30, 2024 December 31, 2023 ASSETS (Unaudited) Current Assets Cash and cash equivalents $ 111,628 $ 120,265 Short-term investments 45,000 — Restricted cash 5,100 5,100 Prepaid expenses 10,914 19,054 Accounts and other receivables, net 7,912 10,127 Total current assets 180,554 154,546 Property, plant and equipment, net 2,756 4,116 In-process research and development 16,900 16,900 Intangible assets, net 749 882 Goodwill 8,255 8,255 Long-lead material work in process 41,609 36,361 Other assets 2,461 3,798 Total Assets $ 253,284 $ 224,858 LIABILITIES AND EQUITY Current Liabilities Accounts payable and accrued expenses $ 17,897 $ 44,925 Accrued compensation 7,749 8,546 Long-lead material liability 33,064 32,323 Customer deposit 20,000 — Other accrued liabilities 1,848 1,664 Total current liabilities 80,558 87,458 Warrant liabilities 58,681 5,722 Noncurrent accounts payable and accrued expenses 23,604 — Other noncurrent liabilities 238 1,442 Deferred revenue 78 898 Total Liabilities 163,159 95,520 Stockholders’ Equity Class A common stock, par value $0.0001 per share, 332,000,000 shares authorized, 97,893,884 and 76,895,166 shares outstanding as of September 30, 2024 and December 31, 2023, respectively 10 8 Class B common stock, par value $0.0001 per share, 179,000,000 shares authorized, 154,266,400 and 154,477,032 shares outstanding as of September 30, 2024 and December 31, 2023, respectively 15 15 Additional paid-in capital 462,146 333,888 Accumulated deficit (302,102) (240,454) Total Stockholders’ Equity Excluding Noncontrolling Interests 160,069 93,457 Noncontrolling interests (69,944) 35,881 Total Stockholders' Equity 90,125 129,338 Total Liabilities and Stockholders' Equity $ 253,284 $ 224,858

UNAUDITED NuScale Power Corporation Condensed Consolidated Statements of Operations (in thousands, except share and per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Revenue $ 475 $ 6,950 $ 2,821 $ 18,250 Cost of sales (295) (5,940) (1,880) (15,121) Gross Margin 180 1,010 941 3,129 Research and development expenses 12,160 63,725 37,447 118,227 General and administrative expenses 17,021 16,402 53,207 47,420 Other expenses 12,018 13,799 37,157 41,991 Loss From Operations (41,019) (92,916) (126,870) (204,509) Sponsored cost share 660 20,774 6,504 54,984 Change in fair value of warrant liabilities (7,191) 11,076 (52,969) 17,167 Interest income 2,008 2,738 5,275 8,686 Loss Before Income Taxes (45,542) (58,328) (168,060) (123,672) Foreign income taxes 12 — 12 — Net Loss (45,554) (58,328) (168,072) (123,672) Net loss attributable to noncontrolling interests (28,095) (39,206) (106,424) (84,065) Net Loss Attributable to Class A Common Stockholders $ (17,459) $ (19,122) $ (61,648) $ (39,607) Loss per Share of Class A Common Stock: Basic and Diluted $ (0.18) $ (0.26) $ (0.70) $ (0.55) Weighted-Average Shares of Class A Common Stock Outstanding: Basic and Diluted 95,197,500 74,836,884 88,137,939 72,235,763

UNAUDITED NuScale Power Corporation Condensed Consolidated Statements of Cash Flows (in thousands) Nine Months Ended September 30, 2024 2023 OPERATING CASH FLOW Net Loss $ (168,072) $ (123,672) Adjustments to reconcile net loss to operating cash flow: Depreciation 1,286 1,813 Amortization of intangibles 133 133 Equity-based compensation expense 10,442 12,099 Provision for credit losses 57 — Impairment of intangible asset 71 — Gain on insurance proceeds received for damage to property, plant and equipment (122) — Change in fair value of warrant liabilities 52,969 (17,167) Net noncash change in right of use assets and lease liabilities (274) (230) Changes in assets and liabilities: Prepaid expenses and other assets 8,474 (18,377) Accounts and other receivables 2,157 (8,991) Long-term contract work in process (5,248) (30,765) Long-lead material liability 741 34,500 Accounts payable and accrued expenses (2,044) 8,830 Nonrefundable customer deposit 20,000 — Lease liability (1,202) (1,290) Deferred revenue (820) 32,525 Accrued compensation (797) 550 Net Cash Used in Operating Activities (82,249) (110,042) INVESTING CASH FLOW Sale of short-term investments — 50,000 Purchase of short-term investments (45,000) — Insurance proceeds received for damage to property, plant and equipment 195 — Purchases of property, plant and equipment — (1,674) Net Cash (Used) Provided by Investing Activities (44,805) 48,326 FINANCING CASH FLOW Proceeds from the issuance of common stock, net of issuance fees 103,842 7,867 Proceeds from exercise of warrants and common share options 14,575 6,266 Net Cash Provided by Financing Activities 118,417 14,133 Net Change in Cash, Cash Equivalents and Restricted Cash (8,637) (47,583) Cash, cash equivalents and restricted cash: Beginning of period 125,365 244,217 End of period $ 116,728 $ 196,634 Supplemental disclosures of cash flow information: Foreign income taxes paid $ 3,212 $ —